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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported) - November 13, 2002
                                                         -----------------



                           ACACIA RESEARCH CORPORATION
                           ---------------------------
             (Exact name of Registrant as specified in its Charter)




           Delaware                   000-26068                   95-4405754
           --------                   ---------                   ----------
 (State or Other Jurisdiction       (Commission               (I.R.S. Employer
of Incorporation or Organization)   File Number)             Identification No.)



500 Newport Center Drive, Newport Beach, California                 92660
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)



       Registrant's telephone number, including area code: (949) 480-8300
                                                           --------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed since Last Report)



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ITEM 7.    EXHIBITS.

                  (a) Not Applicable.

                  (b) Not Applicable.

                  (c) Exhibits.

                      Exhibit 99.1
                      ------------

                      Press Release dated November 13, 2002 of the Registrant.



ITEM 9.  REGULATION FD DISCLOSURE.

         On November 13, 2002, Acacia Research Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 ACACIA RESEARCH CORPORATION


Date:  November 13, 2002         By: /s/ Paul R. Ryan
                                     -------------------------------------------
                                     Name: Paul R. Ryan
                                     Title: Chairman and Chief Executive Officer






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                                  EXHIBIT INDEX
                                  -------------


EXHIBIT NUMBER                            DESCRIPTION
--------------                            -----------

    99.1               Press Release dated November 13, 2002, of the Registrant.



















                                 EXHIBIT INDEX
                                      -1-